UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Truist Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! TRUIST FINANCIAL CORPORATION 214 N. TRYON STREET CHARLOTTE, NC 28202 TRUIST FINANCIAL CORPORATION 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET. For shares held in the Truist 401(k) Plan, vote by April 22, 2022 1:00 AM ET. You invested in TRUIST FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2022. Vote Virtually at the Meeting* April 26, 2022 11:00 a.m. Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/TFC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D65487-P66245-Z81788 Get informed before you vote View the 2022 Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. The election of twenty-one directors, each for a one-year term expiring at the 2023 Annual Meeting of Shareholders.	
1a. Jennifer S. Banner	For
1b. K. David Boyer, Jr.	For
1c. Agnes Bundy Scanlan	For
1d. Anna R. Cablik	For
1e. Dallas S. Clement	For
1f. Paul D. Donahue	For
1g. Patrick C. Graney III	For
1h. Linnie M. Haynesworth	For
1i. Kelly S. King	For
1j. Easter A. Maynard	For
1k. Donna S. Morea	For
1l. Charles A. Patton	For
1m. Nido R. Qubein	For
1n. David M. Ratcliffe	For
1o. William H. Rogers, Jr.	For
1p. Frank P. Scruggs, Jr.	For
1q. Christine Sears	For
1r. Thomas E. Skains	For
1s. Bruce L. Tanner	For
1t. Thomas N. Thompson	For
1u. Steven C. Voorhees	For
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Truist's independent registered public accounting firm for 2022.	For
3. Advisory vote to approve Truist's executive compensation program.	For
4. To approve the Truist Financial Corporation 2022 Incentive Plan.	For
5. To approve the Truist Financial Corporation 2022 Employee Stock Purchase Plan.	For
6. Shareholder proposal regarding an independent Chairman of the Board of Directors, if properly presented at the Annual Meeting.	Against

NOTE: Designated proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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